UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2014

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, T-25

Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570

Newark, New Jersey 07101-0570

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 16, 2014, Public Service Enterprise Group Incorporated (PSEG) announced the election of Stuart Black as Vice President and Controller (Principal Accounting Officer) of PSEG, Public Service Electric and Gas Company (PSE&G) and PSEG Power LLC (Power). The election is effective as of August 4, 2014. Effective that same date, Derek DiRisio, the current Principal Accounting Officer of PSEG, PSE&G and Power will become the President of PSEG Services Corporation (Services). Mr. Black, age 51, has been serving as Vice President and Assistant Controller of Power since March 2010 and previously served as Vice President of Internal Auditing Services for Services since January 2005.

Under the terms of Mr. Black’s at will employment as Vice President and Controller, he will receive a base salary of $295,000 and a target annual incentive under PSEG’s Management Incentive Compensation Plan of 45%. On July 14, 2014, he was also granted an equity award under PSEG’s Amended and Restated 2004 Long-Term Incentive plan (LTIP) of 1,000 restricted stock units (RSU) and 850 performance share units (PSU). This equity award is in addition to the grant he received in February 2014 under the LTIP of 2,150 RSUs and 1,950 PSUs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: July 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: July 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: July 17, 2014

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